UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2017

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 545-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CEO Retirement Plans

On May 23, 2017, Dr. Timothy J. Stultz, the President and Chief Executive Officer of Nanometrics Incorporated, notified the company of his plans to retire.  Dr. Stultz will continue as Chief Executive Officer until his successor is named, assist with a seamless transition, and continue to serve as a director of the company.

2017 Executive Performance Bonus Plan

On May 23, 2017, the stockholders of Nanometrics Incorporated approved the Nanometrics Incorporated 2017 Executive Performance Bonus Plan (the “2017 Plan”).  All Nanometrics executive officers are eligible to participate in the 2017 Plan. Awards under the 2017 Plan will be payable upon the achievement during each performance period designated by the Compensation Committee of performance goals established by the Compensation Committee. The 2017 Plan will apply to incentives awarded to the company’s covered executives for fiscal 2018 and future years.

The Nanometrics Compensation Committee established the 2017 Plan to motivate the company’s senior executives to achieve corporate objectives by providing a competitive bonus for achieving performance goals established by the Compensation Committee, and to enable Nanometrics to avail itself of the benefits of stockholder-approved plans under Section 162(m) of the Internal Revenue Code.  Under Section 162(m), the annual compensation paid to Nanometrics’ Chief Executive Officer and to each of Nanometrics’ other three most highly compensated executive officers, other than the chief financial officer, will not be deductible to the extent it exceeds $1,000,000 unless the conditions of Section 162(m) are met. These conditions include stockholder approval of the material terms of the 2017 Plan, including the performance criteria that the Compensation Committee may use to establish performance goals applicable to bonus awards under the 2017 Plan.

The Compensation Committee has the sole authority to designate participants in the 2017 Plan from among Nanometrics’ executive officers and to determine the performance goals, award amounts and other terms and conditions of awards under the 2017 Plan. At the beginning of each performance period, the Compensation Committee will establish the performance goals for each award and the target amount of the award that executives will earn based on performance compared to the goals. After the end of the performance period, the Compensation Committee will certify the extent to which the performance goals are achieved and determine the amount of the award that is payable; provided that the Compensation Committee will have the discretion to determine that the actual amount paid with respect to an award will be less than (but not greater than) the payout calculated for awards made under the 2017 Plan.

A more complete summary of the terms of the 2017 Plan is set forth in Nanometrics’ definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2017 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, which is filed as Appendix A to the Proxy Statement.

2005 Equity Incentive Plan, as Amended and Restated

On May 23, 2017, the stockholders of Nanometrics Incorporated approved the 2005 Equity Incentive Plan, as amended and restated (the “2005 Plan”). The 2005 Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares (each individually, an “Award”) to Nanometrics employees, consultants and directors. The 2005 Plan provides incentives to employees, consultants and directors of Nanometrics to promote the success of the company’s business and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code.

The approval by the stockholders on May 23, 2017, approved the following material changes to the 2005 Plan as previously in effect:

•	increased the aggregate number of shares of Nanometrics’ common stock authorized for issuance under the 2005 Plan by 1,000,000 (from 7,292,594 shares to a total of 8,292,594 shares);

•	provided for an annual limit on director compensation of $500,000;

•

for purposes of Section 162(m) of the Internal Revenue Code (i) confirmed the applicable award limits for purposes of compliance with Section 162(m), (ii) confirmed the performance criteria upon which performance goals may be based with respect to performance awards under the 2005 Plan, and (iii) confirmed the means of adjustment when calculating the attainment of performance goals for performance awards granted under the 2005 Plan; and

•	extended the term of the 2005 Plan through 2027.

A more complete summary of the terms of the 2005 Plan is set forth in the Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2005 Plan, which is filed as Appendix B to the Proxy Statement.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On May 23, 2017, Nanometrics Incorporated (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.

The stockholders elected J. Thomas Bentley, Edward J. Brown Jr., Robert Deuster, Bruce C. Rhine, Christopher A. Seams, Timothy J. Stultz, Ph.D. and Christine A. Tsingos as directors of the Company, each to serve until the next annual meeting and until his or her respective successor has been duly elected and qualified. The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

J. Thomas Bentley	19,701,294	351,068	2,933,441
Edward J. Brown, Jr.	19,768,234	284,128	2,933,441
Robert Deuster	19,995,621	56,741	2,933,441
Bruce C. Rhine	19,773,083	279,279	2,933,441
Christopher A. Seams	19,992,473	59,889	2,933,441
Timothy J. Stultz, Ph.D.	19,998,328	54,034	2,933,441
Christine A. Tsingos	19,770,668	281,694	2,933,441
2.

The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s executive officers in 2016, as disclosed in the Company’s proxy statement for the Annual Meeting, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

18,951,866	1,088,648	11,848	2,933,441
3.

The stockholders approved, on an advisory (non-binding) basis, one year as the preferred frequency of advisory votes on executive compensation, as disclosed in the Company’s proxy statement for the Annual Meeting, by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

15,790,921	14,073	4,242,231	5,137	2,933,441
4.	The stockholders approved the 2017 Executive Performance Bonus Plan by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

19,689,363	260,693	102,306	2,933,441
5.	The stockholders approved the amendment and restatement of the 2005 Equity Incentive Plan by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

19,183,485	769,440	99,437	2,933,441

6.	The stockholders ratified PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

22,947,900	33,372	4,531	0

Following the Annual Meeting, the Company’s Board of Directors determined that, in light of the vote by the stockholders of one year as the preferred frequency of advisory votes on executive compensation, it is the policy of the Company that the Company include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2017	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer